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EXHIBIT 4.1

        Form of Specimen Certificate of Class A Common Stock

NUMBER

TI

TRONOX INCORPORATED

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SHARES

CLASS A COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP

THIS CERTIFIES THAT

is the registered owner of

FULLY PAID AND NON-ASSESSABLE SHARES, $.01 PAR VALUE OF THE COMMON STOCK OF

TRONOX INCORPORATED transferable on the books of the Corporation by the owner hereof, in person or by duly appointed attorney, upon surrender of this Certificate properly endorsed. The shares represented hereby are issued in accordance with and subject to the provisions of the Certificate of Incorporation of the Corporation and all amendments thereof, to all of which the holder, by acceptance hereof, assents, and the provisions thereof expressly relating to the shares of the Corporation are on file with the Transfer Agent. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

SIGNATURE TO COME

SECRETARY

SIGNATURE TO COME

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

UMB BANK, N.A.

(KANSAS CITY, MISSOURI)

TRANSFER AGENT AND REGISTRAR,

BY

AUTHORIZED SIGNATURE.

© SECURITY COLUMBIAN UNITED STATES BANKNOTE CORPORATION

TRONOX INCORPORATED

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A STATEMENT OF THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE COMPANY IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENTS NAMED ON THE FACE OF THIS CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT—________ Custodian ________
(Cust) (Minor)
under Uniform Gifts to Minors Act
____
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

Please print or typewrite name and address including postal zip code of assignee

____

____ Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____

Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated: ____________________

____
Signature

____
Signature

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

SIGNATURE(S) GUARANTEED: ____________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

        This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Tronox Incorporated and UMB Bank, N.A., as Rights Agent, dated as of                        , 2005, as it may be amended from time to time (the "Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Tronox Incorporated. Under certain circumstances, as set forth in the Agreement, such Class A Rights (as defined in the Agreement) will be evidenced by separate certificates and will no longer be evidenced by this certificate. Tronox Incorporated will mail to the holder of this certificate a copy of the Agreement without charge after receipt of a written request therefor. As set forth in the Agreement, Class A Rights beneficially owned by any Person (as defined in the Agreement) who becomes an Acquiring Person (as defined in the Agreement) become null and void.

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  EXHIBIT 4.1